UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2011

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216
(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

(212) 757- 3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS

ITEMS 2.02 AND 7.01

RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE

ITEMS 2.02 AND 7.01

RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

On January 27, 2011, the Company announced its financial results for the fourth quarter and year ended December 31, 2010. The Company’s press release announcing these results and containing certain other information is included as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release dated January 27, 2010. The press release is furnished pursuant to Items 2.02 and 7.01, except that the following shall be deemed filed for purposes of the Securities Exchange Act of 1934 rather than furnished pursuant to General Instruction B.2 of Form 8-K: the section entitled “Fourth Quarter 2010 Financial Results” (other than the fifth paragraph of that section); the section entitled “Full-Year 2010 Financial Results”; the section entitled "Loans and Deposits"; the section entitled “Asset Quality”; the section entitled “Capital”; the unaudited consolidated balance sheets as of December 31, 2010; the unaudited consolidated statements of income, comprehensive income and changes in shareholders' equity for the three and twelve months ended December 31, 2010; the unaudited average balance sheets for the three and twelve months ended December 31, 2010; the rate/volume analysis for the three and twelve months ended December 31, 2010 and the reconciliation of tangible common equity and tangible assets on pages 2-5 and 8-16 of the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	January 28, 2011

BY:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated January 27, 2011